Exhibit 32.1

AEROSONIC CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aerosonic Corporation (the “Registrant”) on Form 10-Q for the period ended October 26, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. Mark Perkins, Interim Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.
Date:	December 10, 2007

/s/ P. Mark Perkins

P. Mark Perkins

Interim President and Chief Executive Officer

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